                                                                   EXHIBIT 99.20


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.

              ---------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-9
              ---------------------------------------------------

                Monthly Period:                  3/1/00 to
                                                 3/31/00
                Distribution Date:               4/17/00
                Transfer Date:                   4/14/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-9 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                              Class A                               $5.24847
                              Class B                               $5.48097
                              CIA                                   $6.01486

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                              Class A                               $5.24847
                              Class B                               $5.48097
                              CIA                                   $6.01486

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-9
Page 2


    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original
        certificate principal amount
                              Class A                                  $0.00000
                              Class B                                  $0.00000
                              CIA                                      $0.00000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in
        respect of the Certificates
                              Class A                            $77,789,986.61
                              Class B                             $7,024,706.44
                              CIA                                 $8,924,831.92
                                                          ---------------------
                              Total                              $93,739,524.97

    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations of
              Finance Charge Receivables processed
              during the Monthly Period which were
              allocated in respect of the Certificates
                              Class A                             $7,796,220.31
                              Class B                               $704,025.82
                              CIA                                   $894,459.04
                                                          ---------------------
                              Total                               $9,394,705.17

        (b1)  Principal Funding Investment Proceeds
              (to Class A)                                                $0.00
        (b2)  Withdrawals from Reserve Account
              (to Class A)                                                $0.00
                                                          ---------------------
              Class A Available Funds                             $7,796,220.31

        (c1)  Principal Funding Investment Proceeds
              (to Class B)                                                $0.00
        (c2)  Withdrawals from Reserve Account
              (to Class B)                                                $0.00
              Class B Available Funds                                704,025.82

        (d1)  Principal Funding Investment Proceeds
              (to CIA)                                                    $0.00
        (d2)  Withdrawals from Reserve Account
              (to CIA)                                                    $0.00
              CIA Available Funds                                    894,459.04

        (e1)  Total Principal Funding Investment Proceeds                  0.00
        (e2)  Investment Earnings on deposits to Reserve Account          $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-9
Page 3

    3.  Principal Receivable/Investor Percentages
        -----------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the
              last day of the Monthly Period                 $36,401,753,059.56

        (b)   Invested Amount as of the last day of
              the preceding month (Adjusted Class A
              Invested Amount during Accumulation
              Period)
                              Class A                           $500,000,000.00
                              Class B                            $45,180,000.00
                              CIA                                $57,230,000.00
                                                               ----------------
                              Total                             $602,410,000.00

        (c)   The Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate
              amount of Principal Receivables as of the
              Record Date set forth in paragraph 3(a)
              above
                              Class A                                     1.374%
                              Class B                                     0.124%
                              CIA                                         0.157%
                                                                          ------
                              Total                                       1.655%

        (d)   During the Amortization Period: The
              Invested Amount as of __________ (the
              last day of the Revolving Period)
                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate
              amount of Principal Receivables set forth
              in paragraph 3(a) above
                              Class A                                    0.000%
                              Class B                                    0.000%
                              CIA                                        0.000%
                                                                         ------
                              Total                                      0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-9
Page 4


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                      $429,919,820.18
        (b)   65 - 94 days                                      $308,515,296.32
        (c)   95 - 124 days                                     $259,370,109.95
        (d)   125 - 154 days                                    $229,194,360.22
        (e)   155 - 184 days                                    $213,948,592.85
        (f)   185 or more days                                            $0.00
                                                                          -----
                              Total                           $1,440,948,179.52


    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")
                              Class A                             $2,048,709.35
                              Class B                               $185,005.59
                              CIA                                   $235,048.08
                                                                    -----------
                              Total                               $2,468,763.02


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA
                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                                   ------------
                              Total                                       $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-9
Page 5


        (b)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the
              reimbursement of reductions in the Class B
              Invested Amount and the CIA

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

    7.  Investor Servicing Fee
        ----------------------
        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly
              Period

                              Class A                               $625,000.00
                              Class B                                $56,475.00
                              CIA                                    $71,537.50
                                                                     ----------
                              Total                                 $753,012.50


    8.  Reallocated Principal Collections
        ---------------------------------
              The amount of Reallocated CIA and
              Class B Principal Collections applied
              in respect of Interest Shortfalls, Investor
              Default Amounts or Investor Charge-Offs
              for the prior month.
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                                          -----
                              Total                                       $0.00

    9.  CIA Invested Amount
        (a)   The amount of the CIA Invested Amount
              as of the close of business on the
              related Distribution Date after giving
              effect to withdrawals, deposits and
              payments to be made in respect of the
              preceding month                                    $57,230,000.00

        (b)   The Required CIA Invested Amount as
              of the close of business on the related
              Distribution Date after giving
              effect to withdrawals, deposits and
              payments to be made in respect of the
              preceding month                                    $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-9
Page 6

    10. The Pool Factor
        ---------------

               The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000
                              Total                                  1.00000000

    11. The Portfolio Yield
        -------------------
          The Portfolio Yield for the related Monthly Period              13.80%

    12. The Base Rate
        -------------
          The Base Rate for the related Monthly Period                     8.20%



C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.  Accumulation Period

      (a) Accumulation Period commencement date                     09/01/2004

      (b) Accumulation Period Length (months)                             1

      (c) Accumulation Period Factor                                  10.72

      (d) Required Accumulation Factor Number                             8

      (e) Controlled Accumulation Amount                    $602,410,000.00

      (f) Minimum Payment Rate (last 12 months)                      14.06%


      2.  Principal Funding Account
          -------------------------

          Beginning Balance                                               $0.00
             Plus: Principal Collections for related
                   Monthly Period from Principal Account                  $0.00
             Plus: Interest on Principal Funding Account
                   Balance for related Monthly Period                     $0.00

             Less: Withdrawals to Finance Charge Account                  $0.00
             Less: Withdrawals to Distribution Account                    $0.00
                                                          ---------------------
          Ending Balance                                                  $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-9
Page 7

    3.  Accumulation Shortfall
        ----------------------

              The Controlled Deposit Amount for
              the previous Monthly Period                                 $0.00

        Less: The amount deposited into the
              Principal Funding Account for the
              Previous Monthly Period                                     $0.00

              Accumulation Shortfall                                      $0.00
                                                          ---------------------

              Aggregate Accumulation Shortfalls                           $0.00

    4.  Principal Funding Investment Shortfall
        --------------------------------------

              Covered Amount                                              $0.00

        Less: Principal Funding Investment Proceeds                       $0.00

                                                          ---------------------
              Principal Funding Investment Shortfall                      $0.00
                                                          ---------------------



D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.  Required Reserve Account Analysis
        ---------------------------------

        (a)   Required Reserve Account Amount
              percentage                                                0.00000%

        (b)   Required Reserve Account Amount ($)                         $0.00
              (0.5% of Invested Amount or other
              amount designated by Transferor)

        (c)   Required Reserve Account Balance after
              effect of any transfers on the Related
              Transfer Date                                               $0.00

        (d)   Reserve Draw Amount transferred to the
              Finance Charge Account on the Related
              Transfer Date                                               $0.00

    2.  Reserve Account Investment Proceeds
        -----------------------------------
        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                     $0.00

    3.  Withdrawals from the Reserve Account
        ------------------------------------
        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account on
        the related Transfer Date (1(d) plus 2 above)                      0.00

    4.  The Portfolio Adjusted Yield
        ----------------------------
        The Portfolio Adjusted Yield for the related
        Monthly Period                                                     4.91%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President